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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 19, 2001
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                Date of Report (Date of earliest event reported)
                                     0-6770

                             Commission File Number

                             GLOBALTRON CORPORATION
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
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         (State or other jurisdiction of incorporation or organization)

                                   65-06698942
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                     (I.R.S. Employer Identification Number)



                        100 N. Biscayne Blvd., Suite 2500
                              Miami, Florida 33132
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               (Address of Principal Executive Offices) (Zip Code)


                                 (305) 371-3300
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

Effective January 19, 2001, the ticker symbol for Globaltron Corporation ("Globaltron"), formerly known as Win-Gate Equity Group, Inc., was changed from WGEG to GBCP. Globaltron's common stock is listed on the Over the Counter Bulletin Board (OTCBB).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2001             GLOBALTRON CORPORATION
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                                    By: /s/  Kevin P. Fitzgerald
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                                    Kevin P. Fitzgerald, Chief Executive Officer